--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................................       1
BROKERAGE CASH RESERVES:
Investment Review......................................................       3
Portfolio of Investments...............................................       5
Statement of Assets and Liabilities....................................       7
Statement of Operations................................................       8
Statement of Changes in Net Assets.....................................       9
Notes to Financial Statements..........................................      10
Additional Information.................................................      12
Financial Highlights...................................................      13
Independent Auditors' Report...........................................      14

                               PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. With more than 7,500 mutual funds available in today's market, we particularly appreciate your having chosen our products.

Let's recap the market. Twelve months ago, high U.S. market volatility and a number of significant international economic problems created anxiety in the markets. With the arrival of 1999, however, fears began to abate and the financial market environment improved. By mid-year, emerging markets began to rebound. European performance offered hope for its best potential in a decade. An early-year economic improvement in Japan had been initially viewed as a short-term statistical anomaly. However, by summer, improving private-sector demand suggested that Japan's recovery might last.

As welcome as this foreign economic robustness might have been, when combined with a loss of momentum by the U.S. dollar and signs of possible inflationary pressures down the line, the Federal Reserve has increased short-term interest rates twice. This has led to a sell-off in U.S. bond markets and a flattening of equity-market returns. In fact, the U.S. or domestic market, as a whole, produced negative returns for the calendar quarter ending September 30. Still, the U.S. economy continues to show signs of steadiness and vigor. Today, leading economic reports indicate that the U.S. economy is growing robustly - without generating an acceleration in inflation.

At Aetna Series Fund, Inc., and its advisor Aeltus Investment Management, Inc., we strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

      o AETNA PRINCIPAL PROTECTION FUND I enjoyed a successful offering period, as investors committed over $160 million to the fund; AETNA PRINCIPAL PROTECTION FUND II is currently in its offering period. These innovative total-return funds offer investors downside protection - while providing investors the opportunity for upside market potential.

      o AETNA MUTUAL FUNDS was listed among the best-selling fund groups for September, based on new incoming flows of dollars (Barron's, November 1, 1999).

      o Fifteen of our nineteen mutual funds OUTPERFORMED THEIR BENCHMARKS for the one-year period ended October 31, 1999, based upon Class I returns.

      o     Aeltus critical business systems are now YEAR 2000 READY.

      o As of November 1, 1999, Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund have LOWER EXPENSE CAPS. Lowering the total expenses charged to investors will contribute to higher returns for investors.

As we stand at the gateway to a new fund year - and to a new century - you have our commitment to bringing you our best in products and services. We wish you a prosperous new year.

Sincerely,


/s/ John Y. Kim                                    /s/ J. Scott Fox

John Y. Kim                                        J. Scott Fox
President and Chief Investment Officer             President
Aeltus Investment Management, Inc.                 Aetna Series Fund, Inc.

                             BROKERAGE CASH RESERVES

HOW DID THE FUND PERFORM DURING THE PERIOD?

Brokerage Cash Reserves shares generated a 0.70% total return, net of fund expenses, for the period from September 7, 1999 through October 31, 1999. The benchmark, IBC's Money Fund Average/All Taxable Index(a), returned 0.77% for the period from September 1, 1999 through October 31, 1999. As of October 31, 1999, the Fund reported a 7-day yield of 4.71% with an average weighted maturity of 72 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Yield spreads were wide throughout most of the period due to investor concern over potential Federal Reserve Board interest rate increases. In an effort to avoid possible Year 2000 (Y2K) problems, bond issuers brought a large number of asset-backed and floating rate issues to market during the third quarter. This increased supply forced spreads to widen to historically high levels. The Fund took advantage of these market conditions by purchasing these asset types.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWO MONTHS?

An emphasis on asset-backed and floating rate securities contributed to the Fund's performance. These types of instruments typically deliver higher yields when compared to commonly held types of money market instruments such as commercial paper and certificates of deposit.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Historically, the end of the calendar year causes magnified pressure on interest rates and we typically take advantage of these conditions by structuring maturities around such stress dates. However, Y2K concerns have already disrupted normal year end money market routines. Supply technicals should become negative (less supply available from issuers) in December, as issuers complete their funding needs earlier in the quarter and reduce issuance over year end. Cash outflows could be higher than normal as consumers address their own Y2K liquidity concerns.

We plan on maintaining a high degree of liquidity in order to accommodate potential heightened demands for cash. Our challenge for the rest of 1999 is to monitor the Fund's liquidity position carefully so that cash is employed to the Fund's best possible advantage during this potentially volatile period.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------
QUALITY RATINGS*
--------------------------------------------
Tier 1                           100.0%

--------------------------------------------
MATURITY DISTRIBUTION
--------------------------------------------
  1 - 30 days                     46.4%
 31 - 60 days                     11.4%
 61 - 90 days                      6.4%
 91 - 120 days                     7.8%
121 - 180 days                     4.6%
181 - 397 days                    23.4%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security.

The opinions expressed reflect those of the portfolio manager only through October 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


                                                      See Definition of Terms. 3

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged index described above is not available for individual investment.

BROKERAGE CASH RESERVES
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT            VALUE
                                                   ------------       ----------
ASSET-BACKED SECURITIES (37.9%)
CarMax Auto Owner
 Trust,6.20%,11/15/00 ........................     $ 10,000,000     $ 10,000,000
Cooperative Associates of Tractor
 Dealers, Inc.,5.44%,12/10/99 -
 12/13/99 ....................................        4,000,000        3,975,339
Cooperative Associates of Tractor
 Dealers, Inc.,5.82%,02/15/00 ................        1,674,000        1,645,313
Cooperative Associates of Tractor
 Dealers, Inc.,6.03%,01/28/00 ................          600,000          591,156
Copelco Capital Funding LLC,
 5.94%,10/18/00 ..............................       10,000,000       10,000,000
Corporate Asset Funding Co. Inc.,
 5.34%,11/04/99 ++ ...........................        3,500,000        3,498,443
Corporate Asset Funding Co. Inc.,
 5.80%,01/24/00 ++ ...........................        5,000,000        4,932,333
Dealers Capital Acceptance Trust,
 Inc., 5.38%,11/01/99 ........................       11,000,000       11,000,000
DVI Receivables X LLC,6.17%,11/13/00 .........       10,000,000       10,000,000
Ikon Receivables LLC,6.14%,10/15/00 ..........       11,000,000       11,000,000
Jefferson Smurfit Finance Corp.,
 5.40%,11/16/99 ..............................        5,115,000        5,103,491
Long Lane Master Trust IV,
 5.38%,11/03/99 ++ ...........................        5,618,000        5,616,321
Onyx Acceptance Owner Trust,
 6.18%,11/15/00 ..............................       10,000,000       10,000,000
Sheffield Receivables Corp.,
 5.37%,11/15/99 ++ ...........................        5,000,000        4,989,558
Sheffield Receivables Corp.,
 5.40%,11/30/99 ++ ...........................        5,000,000        4,978,250
Syndicated Loan Funding Trust,
 5.66%,10/16/00 ++ ...........................        8,000,000        8,000,000
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES ................                       105,330,204
                                                                    ------------

COMMERCIAL PAPER - DOMESTIC (34.4%)
Allmerica Financial Corp.,
 5.35%,11/12/99 - 11/30/99 ...................        3,235,000        3,227,612
Allmerica Financial
 Corp.,5.38%,11/23/99 ........................          616,000          613,975
Associate Financial Service Co.,
 5.80%,02/29/00 ..............................        5,000,000        4,903,333
Corning, Inc.,5.90%,01/25/00 .................        5,000,000        4,930,347
Eaton Corp.,5.40%,11/10/99 ++ ................        5,000,000        4,993,250
Ford Motor Credit Corp.,
 5.27%,11/09/99 - 11/17/99 ...................       10,000,000        9,982,433
General Electric Capital Corp.,
 5.97%,02/03/00 ..............................        3,000,000        2,953,235
General Electric Capital Corp.,
 6.00%,01/25/00 ..............................        3,000,000        2,957,500
Goldman Sachs Group L.P.,
 5.30%,11/22/99 ..............................       10,000,000        9,969,083
GTE Corp.,5.28%,11/02/99 ++ ..................       11,000,000       10,998,388
International Lease Finance Corp.,
 5.28%,11/08/99 ..............................       10,000,000        9,989,734
MCI Worldcom, Inc.,5.46%,11/04/99 ............        5,000,000        4,997,725
Peco Energy Co.,5.50%,11/01/99 ...............        9,000,000        9,000,000
Republic Industries Funding Corp.,
 5.37%,11/01/99 ..............................        5,000,000        5,000,000
Torchmark Corp.,5.37%,11/05/99 ...............        4,000,000        3,997,613
Zions Bancorporation,
 5.79%,04/13/00 ++ ...........................        3,000,000        2,920,870
Zions Bancorporation,
 5.90%,01/31/00 ++ ...........................        4,000,000        3,940,344
                                                                    ------------
TOTAL COMMERCIAL PAPER - DOMESTIC ............                        95,375,442
                                                                    ------------

COMMERCIAL PAPER - FOREIGN (3.6%)
Abbey National North America Corp.,
 5.33%,12/06/99 ++ ...........................        5,000,000        4,974,090
Abbey National North America Corp.,
 5.36%,12/03/99 ++ ...........................        5,000,000        4,976,200
                                                                    ------------
TOTAL COMMERCIAL PAPER - FOREIGN .............                         9,950,290
                                                                    ------------

CORPORATE NOTES (7.4%)
Chrysler Financial
 Corp.,6.63%,08/15/00 ........................          500,000          501,568
Detroit Edison Co.,6.72%,01/28/00 ............        5,000,000        5,000,000
Finova Capital Corp.,6.38%,10/15/00 ..........        1,000,000          997,957
Textron Financial
 Corp.,5.68%,03/06/00 ++ .....................        5,000,000        4,999,388
Washington Mutual,
 Inc.,6.38%,07/01/00 .........................        4,000,000        3,994,664
Zions Bancorporation,
 6.44%,10/27/00 ++ ...........................        5,000,000        5,000,000
                                                                    ------------
TOTAL CORPORATE NOTES ........................                        20,493,577
                                                                    ------------

EURODOLLAR TIME DEPOSITS (3.7%)
Mellon Bank NA Eurodollar Time
 Deposit - Grand Cayman
 Branch,5.13%,11/01/99 .......................       10,380,000       10,380,000
                                                                    ------------
TOTAL EURODOLLAR TIME DEPOSITS ...............                        10,380,000
                                                                    ------------

MEDIUM-TERM NOTES - DOMESTIC (11.2%)
Countrywide Funding
 Corp.,8.43%,11/16/99 ........................        4,000,000        4,004,069
Countrywide Home Loans, Inc.,
 5.53%,02/11/00 ..............................        3,815,000        3,813,768
General Motors Acceptance Corp.,
 5.33%,10/20/00 ..............................        2,325,000        2,308,112
Lehman Brothers Holdings Inc.,
 6.33%,08/01/00 ..............................        1,385,000        1,384,219
Peco Energy Co.,9.08%,12/20/99 ...............        2,000,000        2,008,778
PHH Corp.,5.94%,03/23/00 .....................       10,000,000       10,000,000
Prudential Funding
 Corp.,5.36%,07/28/00 ++ .....................        7,500,000        7,499,371
                                                                    ------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC ...........                        31,018,317
                                                                    ------------

MEDIUM-TERM NOTES - FOREIGN (1.7%)
Republic of Argentina,
 Zero Coupon, 10/16/00 .......................        5,000,000        4,718,588
                                                                    ------------
TOTAL MEDIUM-TERM NOTES - FOREIGN ............                         4,718,588
                                                                    ------------

TOTAL INVESTMENTS (COST $277,266,418)(A)                             277,266,418

OTHER ASSETS LESS LIABILITIES                                            345,002
                                                                    ------------
TOTAL NET ASSETS                                                    $277,611,420
                                                                    ============


                                        See Notes to Portfolio of Investments. 5

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of October 31, 1999.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


6 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value ...................................    $277,266,418
Cash ...........................................................           1,507
Receivable for:
 Interest ......................................................         593,146
 Reimbursement from Investment Adviser .........................          64,885
                                                                    ------------
     Total assets ..............................................     277,925,956
                                                                    ------------
LIABILITIES:
Other liabilities ..............................................         314,536
                                                                    ------------
     Total liabilities .........................................         314,536
                                                                    ------------
   NET ASSETS ..................................................    $277,611,420
                                                                    ============
NET ASSETS REPRESENTED BY:
Paid-in capital ................................................    $277,611,420
                                                                    ------------
   NET ASSETS ..................................................    $277,611,420
                                                                    ============

Cost of investments ............................................    $277,266,418
CAPITAL SHARES, $.001 PAR VALUE:
Outstanding ....................................................     277,611,420
Net Assets .....................................................    $277,611,420
Net asset value, offering and redemption price per share (net
 assets divided by shares outstanding) .........................    $       1.00


                                            See Notes to Financial Statements. 7

BROKERAGE CASH RESERVES
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                              PERIOD FROM
                                                           SEPTEMBER 7, 1999
                                                           (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO OCTOBER 31, 1999
                                                          --------------------
INVESTMENT INCOME:
Interest ...................................................   $ 2,241,325
                                                               -----------
     Total investment income ...............................     2,241,325
                                                               -----------
INVESTMENT EXPENSES:
Investment advisory fees ...................................        80,456
Administrative services fees ...............................        40,228
Distribution plan and shareholder services fees ............       261,483
Printing and postage fees ..................................         1,696
Custody fees ...............................................         2,874
Transfer agent fees ........................................         1,267
Audit fees .................................................         8,853
Directors' fees ............................................           865
Registration fees ..........................................        74,316
Miscellaneous expenses .....................................        16,808
                                                               -----------
Expenses before reimbursement and waiver from Investment
 Adviser ...................................................       488,846
Expense reimbursement and waiver from Investment Adviser ...      (106,866)
                                                               -----------
     Net expenses ..........................................       381,980
                                                               -----------
Net investment income ......................................     1,859,345
                                                               -----------
Net increase in net assets resulting from operations .......   $ 1,859,345
                                                               ===========


8 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                              SEPTEMBER 7, 1999
                                                              (COMMENCEMENT OF
                                                                 OPERATIONS)
                                                             TO OCTOBER 31, 1999
                                                             -------------------
FROM OPERATIONS:
Net investment income ......................................   $   1,859,345
                                                               -------------
 Net increase in net assets resulting from operations ......       1,859,345
                                                               -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..............................      (1,859,345)
                                                               -------------
 Decrease in net assets from distributions to
 shareholders ..............................................      (1,859,345)
                                                               -------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold ...............................     304,691,306
   Net asset value of shares issued upon reinvestment of
    distributions ..........................................       1,859,488
   Payments for shares redeemed ............................     (28,939,374)
                                                               -------------
 Net increase in net assets from fund share transactions ...     277,611,420
                                                               -------------
Net change in net assets ...................................     277,611,420
NET ASSETS:
Beginning of period ........................................              --
                                                               -------------
End of period ..............................................   $ 277,611,420
                                                               =============
End of period net assets includes undistributed net
 investment income .........................................   $          --
                                                               =============
SHARE TRANSACTIONS:
   Number of shares sold ...................................     304,691,306
   Number of shares issued upon reinvestment of
    distributions ..........................................       1,859,488
   Number of shares redeemed ...............................     (28,939,374)
                                                               -------------
 Net increase ..............................................     277,611,420
                                                               =============


                                            See Notes to Financial Statements. 9

BROKERAGE CASH RESERVES
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers Brokerage Cash Reserves (Fund). Shares in the Fund were first made available to the public on September 7, 1999. The Fund seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Fund. Aeltus Capital, Inc. (ACI) is the Fund's principal underwriter. Aeltus and ACI are indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

The Fund, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C. FEDERAL INCOME TAXES

The Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, the Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, the Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

--------------------------------------------------------------------------------

D. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

E. OTHER

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

The Fund pays Aeltus an investment advisory fee at an annual rate of 0.20% of the average daily net assets of the Fund.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. The Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

The Company has adopted a Shareholder Services Plan for the Fund. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.50% of the average daily net assets.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse the Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase the Fund's yield and total return. Actual expenses for the period ended October 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 14 billion shares. Of those 14 billion shares, 1 billion shares have been designated to the Fund.

BROKERAGE CASH RESERVES
ADDITIONAL INFORMATION
OCTOBER 31, 1999
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

The Fund's critical business systems were Year 2000 ready as of June 30, 1999: reviewed, fixed, tested and put into production. Like all firms, Aeltus relies on its business partners for some functions. Management will continue to monitor its Year 2000 progress to minimize potential risks. Aeltus has developed contingency plans based on a variety of internal and external factors, including areas of greatest potential impact to its customers, and created teams to handle unanticipated situations.

FINANCIAL HIGHLIGHTS
BROKERAGE CASH RESERVES
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            SEPTEMBER 7, 1999
                                                              (COMMENCEMENT
                                                             OF OPERATIONS)
                                                           TO OCTOBER 31, 1999
--------------------------------------------------------   -------------------

Net asset value, beginning of period ........................   $      1.00
                                                                -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................................          0.01
                                                                -----------
   Total from investment operations .........................          0.01
                                                                -----------
LESS DISTRIBUTIONS:
 From net investment income .................................         (0.01)
                                                                -----------
   Total distributions ......................................         (0.01)
                                                                -----------
Net asset value, end of period ..............................   $      1.00
                                                                ===========

Total return ................................................          0.70%
Net assets, end of period (000's) ...........................   $   277,611
Ratio of net expenses to average net assets .................          0.95%(1)
Ratio of net investment income to average net assets ........          4.62%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .........................................          1.22%(1)

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 13

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Brokerage Cash Reserves, a portfolio of Aetna Series Fund, Inc., including the portfolio of investments as of October 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from September 7, 1999 (date of initial public offering) to October 31, 1999. These financial statements and financial highlights are the responsibility of Brokerage Cash Reserves' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Brokerage Cash Reserves as of October 31, 1999, the results of its operations, changes in its net assets, and financial highlights for the period specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                                /s/ KPMG LLP

Hartford, Connecticut
December 17, 1999


14